Exhibit 99.1

BioCryst Completes Acquisition of Astria Therapeutics, Expanding Leadership in Hereditary Angioedema

RESEARCH TRIANGLE PARK, N.C. – January 23, 2026 – BioCryst Pharmaceuticals, Inc. (Nasdaq: BCRX) today announced that it has completed its acquisition of Astria Therapeutics, Inc., initially announced on October 14, 2025. The transaction strengthens its position as a leader in hereditary angioedema (HAE) and enhances the company’s long‑term growth trajectory.

BioCryst adds navenibart, a late-stage, long-acting plasma kallikrein inhibitor currently in Phase 3 clinical development, to its HAE portfolio. The potential to be the first HAE therapy with every-three and every-six month dosing, combined with a high level of attack control, positions navenibart to significantly improve the treatment experience for HAE patients.

With the addition of navenibart, BioCryst could offer both the leading oral therapy (ORLADEYO®) and a potentially best-in-class injectable prophylactic option – empowering physicians and patients with optimal choices for individualized care. BioCryst expects its commercial infrastructure, patient support platform, and deep HAE expertise will maximize the launch trajectory and peak revenue potential of navenibart with minimal incremental commercial investment.

BioCryst also obtains Astria’s early-stage program for atopic dermatitis, STAR0310, for which the company plans to pursue strategic alternatives.

Transaction Details
The acquisition was completed for an implied transaction value of approximately $700 million, net of Astria’s cash at closing. BioCryst financed the cash portion of the acquisition with cash on hand and approximately $396.6 million (net of expenses) drawn from a financing facility with funds managed by Blackstone. In addition, at the closing of the transaction, BioCryst issued approximately 37.3 million shares of its common stock to Astria’s equity holders.

Leadership Appointments
Jill C. Milne, Ph.D., Co‑Founder and Chief Executive Officer of Astria Therapeutics, has joined the BioCryst Board of Directors, further strengthening the company’s strategic leadership and rare disease expertise. In addition, John Ruesch, Senior Vice President, Pharmaceutical Sciences and Technical Operations at Astria, has joined BioCryst as Chief Technical Operations Officer, bringing deep CMC and product development expertise to support the advancement and commercialization of navenibart and other pipeline programs.

Advisors
BofA Securities, Inc. served as exclusive financial advisor and Covington & Burling LLP served as legal counsel to BioCryst. Evercore served as exclusive financial advisor and Sidley Austin LLP served as legal counsel to Astria.

About BioCryst Pharmaceuticals
BioCryst is a global biotechnology company focused on developing and commercializing medicines for hereditary angioedema (“HAE”) and other rare diseases, driven by its deep commitment to improving the lives of people living with these conditions. BioCryst has commercialized ORLADEYO® (berotralstat), the first oral, once-daily plasma kallikrein inhibitor, and is advancing a pipeline of potential first-in-class or best-in-class oral small-molecule and injectable protein therapeutics for a range of rare diseases. For more information, please visit www.biocryst.com or follow us on LinkedIn.

Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding future results, performance or achievements, expectations regarding BioCryst’s growth trajectory, and statements related to BioCryst’s acquisition of Astria Therapeutics, Inc. (the “Merger”), including the expected benefits of the Merger, the combined company’s performance following the Merger, anticipated approval and commercialization of navenibart, anticipated benefits, performance, and competitive positioning of navenibart, including its potential best-in-class profile and impact on patient treatment, and BioCryst’s plans for the STAR-0310 program. These statements involve known and unknown risks, uncertainties and other factors which may cause BioCryst’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions, including assumptions related to the potential benefits of the Merger, and are subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Some of the factors that could affect the forward-looking statements contained herein include: BioCryst’s ability to successfully implement or maintain its commercialization plans for ORLADEYO; BioCryst’s ability to successfully progress its pipeline development plans, including meeting the expected timelines; the results of BioCryst’s partnerships with third parties may not meet BioCryst’s current expectations; risks related to government actions, including that decisions and other actions, including as they relate to pricing, may not be taken when expected or at all, or that the outcomes of such decisions and other actions may not be in line with BioCryst’s current expectations; the commercial viability of ORLADEYO, including its ability to achieve sustained market acceptance and demand; ongoing and future preclinical and clinical development of product candidates may take longer than expected and may not have positive results; the outcome of preclinical testing and early clinical trials may not be predictive of the success of later clinical trials, and interim results of a clinical trial do not necessarily predict final results; BioCryst may not be able to enroll the required number of subjects in planned clinical trials of product candidates; BioCryst may not advance human clinical trials with product candidates as expected; the FDA or other applicable regulatory agency may require additional studies beyond the studies planned for products and product candidates, may not provide regulatory clearances which may result in delay of planned clinical trials, may not review regulatory filings on our expected timeline, may impose certain restrictions, warnings, or other requirements on products and product candidates, may impose a clinical hold with respect to product candidates, or may withhold, delay or withdraw market approval for products and product candidates; product candidates, if approved, may not achieve market acceptance; BioCryst’s ability to successfully commercialize its products and product candidates; BioCryst’s ability to successfully implement its plans to pursue strategic alternatives for STAR-0310; BioCryst’s ability to successfully manage its growth and compete effectively; timing for achieving or sustainability of profitability and positive cash flow may not meet management’s expectations; statements and projections regarding financial guidance and goals and the attainment of such goals may differ from actual results or may not be achieved on the expected timelines, or at all, based on market factors and BioCryst’s ability to execute its operational and budget plans; actual financial results may not be consistent with expectations, including that revenue, operating expenses and cash usage may not be within management’s expected ranges; the possibility that the anticipated benefits of the Merger, including anticipated synergies, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BioCryst does business; the significant indebtedness BioCryst incurred in connection with the Merger and the need to generate sufficient cash flows to service and repay such debt; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Merger; and risks relating to the dilutive effect of shares of BioCryst common stock issued in the Merger. Please refer to the documents BioCryst files periodically with the Securities and Exchange Commission (the “SEC”), specifically BioCryst’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, which identify important factors that could cause actual results to differ materially from those contained in BioCryst’s projections and forward-looking statements.

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